Exhibit 22.1
List of Guarantor Subsidiaries of Penske Automotive Group, Inc.
Penske Automotive Group, Inc. is the issuer of (i) 3.50% senior subordinated notes due 2025 and (ii) 3.75% senior subordinated notes due 2029 (collectively, the “Notes”). The following subsidiaries are guarantors of these Notes as of September 30, 2024:
ATC CHATTANOOGA, LLC
ATC KNOXVILLE, LLC
ATC REALTY INVESTMENTS, LLC
ATC WEST TEXAS, LLC
AUTO MALL PAYROLL SERVICES, INC.
CARSHOP HOLDINGS, LLC
CARSHOP, LLC
CARSHOP SUPERCENTERS, LLC
CJNS, LLC
CLASSIC AUTO GROUP, INC.
CLASSIC ENTERPRISES, LLC
CLASSIC IMPORTS, INC.
CLASSIC MANAGEMENT COMPANY, INC.
CLASSIC MOTOR SALES, LLC
CLASSIC NISSAN OF TURNERSVILLE, LLC
CLASSIC OLDSMOBILE-PONTIAC-GMC TRUCK, LTD.
CLASSIC SPECIAL ADVERTISING, INC.
CLASSIC SPECIAL AUTOMOTIVE GP, LLC
CLASSIC SPECIAL AUTOMOTIVE, LTD.
CLASSIC SPECIAL HYUNDAI, LTD.
CLASSIC SPECIAL, LLC
CLASSIC TURNERSVILLE, INC.
D. YOUNG CHEVROLET, LLC
DAN YOUNG CHEVROLET, INC.
DAN YOUNG MOTORS, LLC
DANBURY AUTO PARTNERSHIP
DEALER ACCESSORIES, LLC
DIFEO NISSAN PARTNERSHIP
DIFEO PARTNERSHIP, LLC
DIFEO TENAFLY PARTNERSHIP
DON ALLEN AUTO SERVICE, INC.
ECARSHOP, LLC
EUROPA AUTO IMPORTS, INC.
FLORIDA CHRYSLER PLYMOUTH, INC.
FRN OF TULSA, LLC
GENE REED CHEVROLET, INC.
GMG MOTORS, INC.
GOODSON NORTH, LLC
GOODSON SPRING BRANCH, LLC
HBL, LLC
HILL COUNTRY IMPORTS, LTD.
HT AUTOMOTIVE, LLC
HUDSON MOTORS PARTNERSHIP
KMT/UAG, INC.
LANDERS AUTO SALES, LLC
LANDERS FORD NORTH, INC.
LATE ACQUISITION I, LLC
LATE ACQUISITION II, LLC
MOTORCARS ACQUISITION IV, LLC
MOTORCARS ACQUISITION V, LLC
MOTORCARS ACQUISITION VI, LLC
MOTORCARS ACQUISITION, LLC
OCT PARTNERSHIP
PAG ACQUISITION 27, LLC
PAG ACQUISITION 28, LLC
PAG ACQUISITION 71, LLC
PAG ANNAPOLIS JL1, LLC
PAG ATLANTA MANAGEMENT, LLC
PAG AUSTIN L1, LLC
PAG AZ PROPERTIES, LLC
PAG BEDFORD A1, LLC
PAG BEDFORD P1, LLC
PAG BEDFORD PROPERTIES, LLC
PAG CENTRAL 262, LLC
PAG CENTRAL 266, LLC
PAG CHANDLER JLR, LLC
PAG CHANTILLY M1, LLC
PAG CHANTILLY P1, LLC
PAG CHARLOTTE M1, LLC

PAG CLOVIS T1, INC.
PAG CONNECTICUT LR1, LLC
PAG DAVIE P1, LLC
PAG DISTRIBUTOR S1, LLC
PAG EAST, LLC
PAG EAST 295, LLC
PAG EAST 296, LLC
PAG GOODYEAR F1, LLC
PAG GREENWICH B1, LLC
PAG GREENWICH HOLDINGS, LLC
PAG INDIANA G1, LLC
PAG INDIANA H1, LLC
PAG INTERNATIONAL SERVICES, LLC
PAG INVESTMENTS, LLC
PAG LEANDER H1, LLC
PAG LEANDER H2, LLC
PAG MADISON L1, LLC
PAG MADISON T1, LLC
PAG MARIN M1, INC.
PAG MCALLEN H1, LLC
PAG MCALLEN T1, LLC
PAG MENTOR A1, INC.
PAG MICHIGAN 165, LLC
PAG NEW JERSEY A1, LLC
PAG NEW JERSEY CS, LLC
PAG NEW JERSEY JL1, LLC
PAG NEW JERSEY JL2, LLC
PAG NEW JERSEY JL3, LLC
PAG NEW JERSEY P1, LLC
PAG NORTH ORANGE A1, INC.
PAG NORTH SCOTTSDALE BE, LLC
PAG NORTH SCOTTSDALE M1, LLC
PAG NORTH SCOTTSDALE PP1, LLC
PAG NORTHERN CALIFORNIA MANAGEMENT, INC.
PAG ONTARIO B1, INC.
PAG ORANGE COUNTY L1, INC.
PAG ORANGE COUNTY MANAGEMENT COMPANY, INC.
PAG ORANGE COUNTY RR1, INC.
PAG ORANGE COUNTY S1, INC.
PAG ORLANDO GENERAL, LLC
PAG ORLANDO LIMITED, LLC
PAG ORLANDO PARTNERSHIP, LTD.
PAG PENNSYLVANIA CS, LLC
PAG ROSWELL B1, LLC
PAG SANTA ANA AVW, INC.
PAG SANTA ANA B1, INC.
PAG SURPRISE T1, LLC
PAG TEMPE M1, LLC
PAG TEXAS 244, LLC
PAG TEXAS MANAGEMENT COMPANY, LLC
PAG TURNERSVILLE AU, LLC
PAG WEST 293, INC.
PAG WEST, LLC
PALM AUTO PLAZA, LLC
PEACHTREE NISSAN, INC.
PENSKE COMMERCIAL VEHICLES US, LLC
PETER PAN MOTORS, INC.
PMRC, LLC
PREMIER PROTECTION LICENSING, LLC
PREMIER PROTECTION PRODUCTS, LLC
PTG OF IDAHO, LLC
PTG OF UTAH, LLC
PTG MISSOURI, LLC
PTG OREGON, LLC
PTG WISCONSIN, LLC
RELENTLESS PURSUIT ENTERPRISES, INC.
SA AUTOMOTIVE, LTD.
SAU AUTOMOTIVE, LTD.
SCOTTSDALE 101 MANAGEMENT, LLC
SCOTTSDALE FERRARI, LLC
SCOTTSDALE MANAGEMENT GROUP, LTD.
SCOTTSDALE PAINT & BODY, LLC
SDG AUTOMOTIVE INVESTMENTS, LLC
SIGMA MOTORS INC.
SINGLE SOURCE TRUCK PARTS, LLC
SK MOTORS, LLC
SL AUTOMOTIVE, LLC
SUN MOTORS, LLC
TAMBURRO ENTERPRISES, INC.
THE AROUND THE CLOCK FREIGHTLINER GROUP, LLC
UAG ATLANTA H1, LLC

UAG ATLANTA IV MOTORS, LLC
UAG CAPITOL, INC.
UAG CAROLINA, INC.
UAG CENTRAL REGION MANAGEMENT, LLC
UAG CHANTILLY AU, LLC
UAG CLASSIC, INC.
UAG CLOVIS, INC.
UAG CONNECTICUT, LLC
UAG DULUTH, INC.
UAG EAST, LLC
UAG ESCONDIDO A1, INC.
UAG ESCONDIDO H1, INC.
UAG ESCONDIDO M1, INC.
UAG FAYETTEVILLE I, LLC
UAG FAYETTEVILLE II, LLC
UAG FAYETTEVILLE III, LLC
UAG FINANCE COMPANY, INC.
UAG HOUSTON ACQUISITION, LTD.
UAG HUDSON CJD, LLC
UAG HUDSON, INC.

UAG INTERNATIONAL HOLDINGS, INC.
UAG KISSIMMEE MOTORS, LLC
UAG LANDERS SPRINGDALE, LLC
UAG LOS GATOS, INC.
UAG MARIN, INC.
UAG MEMPHIS II, INC.
UAG MEMPHIS MANAGEMENT, INC.
UAG MENTOR ACQUISITION, LLC
UAG MINNEAPOLIS B1, LLC
UAG NORTHEAST, LLC
UAG REALTY, LLC
UAG ROYAL PALM M1, LLC
UAG SAN DIEGO A1, INC.
UAG SAN DIEGO AU, INC.
UAG SAN DIEGO MANAGEMENT, INC.
UAG STEVENS CREEK II, INC.
UAG TEXAS II, INC.
UAG TEXAS, LLC
UAG TULSA HOLDINGS, LLC

UAG TURNERSVILLE REALTY, LLC
UAG VK, LLC
UAG WEST BAY AM, LLC
UAG WEST BAY IAU, LLC
UAG WEST BAY II, LLC
UAG WEST BAY IL, LLC
UAG WEST BAY IM, LLC
UAG WEST BAY IP, LLC
UAG WEST BAY IW, LLC
UAG YOUNG II, INC.
UAG-CARIBBEAN, INC.
UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC
UNITED NISSAN, INC.
UNITED NISSAN, INC.
UNITED RANCH AUTOMOTIVE, LLC
UNITEDAUTO FINANCE, INC.
WEST PALM AUTO MALL, INC.
WTA MOTORS, LTD.